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                                                                    Exhibit 10.3


                        FIRST AMENDMENT TO LAND CONTRACT

      THIS FIRST AMENDMENT TO LAND CONTRACT (this "Amendment") is entered into this 20th day of May, 2005, by and between MB CENTER II, LLC, a Michigan limited liability company ("Purchaser"), and MEADOWBROOK INSURANCE GROUP, INC., a Michigan corporation ("Seller").

                                   RECITALS:

      A. Purchaser and Seller entered into a Land Contact with an effective date of July 15, 2004, ("Land Contract") for the purchase and sale of Unit 14 of the American Commerce Centre located in the City of Southfield, Oakland County, Michigan, part of Tax Parcel ID No. Part of 24-18-451-003 and more particularly described in Exhibit "A" (the "Property").

      B. Seller and Purchaser desire to amend the Land Contract as hereinafter set forth.

      NOW, THEREFORE, in consideration of One Dollar ($1.00) and the mutual covenants and agreements contained herein, Seller and Purchaser agree as follows:

      1.    Paragraph 1(b) of the Land Contract is hereby amended as follows:

            The Purchase Price for the Property has been increased by an amount equal to the cost of Purchaser's share for the additional expenses incurred in the development of the connector and common areas ("Additional Expense"). As a result of adding the Additional Expense in the amount of $226,149.82 to the Purchase Price, the Purchase Price, is hereby increased from $3,355,310.00 to $3,581,459.82, and the Principal balance is hereby increased from $2,722,110.00 to $2,948,259.82.

      2. Except as expressly amended by this Amendment, the Land Contract shall remain in full force and effect in accordance with its terms and conditions in all other respects.

      3. Capitalized terms used in this Amendment but not defined herein shall have the same meaning as in the Land Contract.

      4. This Amendment may be executed in any number of counterparts, each of which shall be considered an original but which, taken together, shall be deemed one and the same instrument.




                      (Signatures to follow on next page.)


                                                FIRST AMENDMENT TO LAND CONTRACT

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                         SELLER:

                                         MEADOWBROOK INSURANCE GROUP, INC., a
                                         Michigan corporation

                                         By:  /s/ Robert S. Cubbin
                                              ----------------------------------
                                              Robert S. Cubbin
                                              Its: President and CEO



                                         PURCHASER:

                                         MB CENTER II, LLC, a Michigan limited
                                         liability company

                                         By:  KIRCO ACQUISITION LLC, a Michigan
                                              limited liability company
                                              Its: Manager

                                              By:  /s/ A. Mathew Kiriluk II
                                                   -----------------------------
                                                   A. Mathew Kiriluk II
                                                   Its: President




                                                FIRST AMENDMENT TO LAND CONTRACT

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